    Deutsche Asset Management

  The Central Europe and Russia Fund, Inc.

    Transferable Rights Offering for Common Stock

    NYSE Symbol “CEE”
    NYSE Rights Symbol “CEE.RT”

    •  Rights will begin trading on February 18, 2004
    •  Record date is February 24, 2004
    •  Offer expires March 19, 2004

    For more information and a prospectus contact:

    17 State Street, 10th Floor
    New York, NY 10004
    Toll Free: (800) 221-4215
    Banks and Brokers Call: (212) 440-9800

    Dealer Manager and Financial Advisor

    February 18, 2004

    Investors should carefully consider the investment objective, risks, and charges and expenses of the Fund, which can be found in the Fund’s prospectus. An investor should carefully read the Fund’s prospectus before investing.

© 2004 UBS. The key symbol and UBS are registered and unregistered trademarks of the UBS Group of Companies around the world. All rights reserved. In the U.S., securities underwriting, trading, and brokerage activities and M & A advisory activities are provided by UBS Securities LLC, a registered broker/dealer that is a wholly owned subsidiary of UBS AG, a member of the New York Stock Exchange and other principal exchanges, and a member of SIPC.